                                                                    EXHIBIT 10.2





                                     FORM OF

                         TRANSITIONAL SERVICES AGREEMENT

                                 BY AND BETWEEN

                                 ALLERGAN, INC.

                                       AND

                          ADVANCED MEDICAL OPTICS, INC

                    DATED AS OF [__________________ __], 2002
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                                TABLE OF CONTENTS

ARTICLE 1. DEFINITIONS......................................................................................1

ARTICLE 2. TRANSITION SERVICE SCHEDULES.....................................................................2

ARTICLE 3. SERVICES.........................................................................................2
            3.1         Services Generally..................................................................2
            3.2         Service Boundaries..................................................................3
            3.3         Impracticability....................................................................3
            3.4         Additional Resources................................................................3

ARTICLE 4. TERM.............................................................................................3

ARTICLE 5. COMPENSATION.....................................................................................3
            5.1         Charges for Services................................................................3
            5.2         Payment Terms.......................................................................4
            5.3         Performance Under Ancillary Agreements..............................................4
            5.4         Error Correction; True-Ups; Accounting..............................................4
            5.5         Pricing Adjustments.................................................................4

ARTICLE 6. GENERAL OBLIGATIONS; STANDARD OF CARE............................................................4
            6.1         Performance Metrics: Allergan.......................................................4
            6.2         Performance Metrics: AMO............................................................5
            6.3         Disclaimer of Warranties............................................................5
            6.4         Transitional Nature of Services; Changes............................................5
            6.5         Responsibility for Errors; Delays...................................................5
            6.6         Good Faith Cooperation; Consents....................................................5
            6.7         Alternatives........................................................................6

ARTICLE 7. TERMINATION......................................................................................6
            7.1         Termination.........................................................................6
            7.2         Survival............................................................................6
            7.3         User IDs, Passwords.................................................................6

ARTICLE 8. RELATIONSHIP BETWEEN THE PARTIES.................................................................6

ARTICLE 9. SUBCONTRACTORS...................................................................................7

ARTICLE 10. INTELLECTUAL PROPERTY...........................................................................7
            10.1        Allocation of Rights by Ancillary Agreements........................................7
            10.2        Existing Ownership Rights Unaffected................................................7
            10.3        Cross License to Preexisting Works..................................................7

ARTICLE 11. NO OBLIGATIONS..................................................................................7

ARTICLE 12. CONFIDENTIALITY.................................................................................8

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
ARTICLE 13. LIMITATION OF LIABILITY.........................................................................8

ARTICLE 14. DISPUTE RESOLUTION..............................................................................8

ARTICLE 15. MISCELLANEOUS...................................................................................8
            15.1        Counterparts........................................................................8
            15.2        Entire Agreement....................................................................8
            15.3        Corporate Power.....................................................................8
            15.4        Signatures..........................................................................9
            15.5        Governing Law.......................................................................9
            15.6        Assignability.......................................................................9
            15.7        Third Party Beneficiaries...........................................................9
            15.8        Notices.............................................................................9
            15.9        Severability.......................................................................10
            15.10       Force Majeure......................................................................10
            15.11       Headings...........................................................................10
            15.12       Survival of Covenants..............................................................10
            15.13       Waivers of Default.................................................................10
            15.14       Amendments.........................................................................10
            15.15       Interpretation.....................................................................11


Annex A Form of Transition Service Schedule to Transitional Services Agreement


List of Transition Service Schedules as of the Distribution Date

Transition Service Schedule #                               Functional Area

1A..........................................................Facilities Sharing Services Allergan to AMO

1B..........................................................Facilities Sharing Services AMO to Allergan

1C..........................................................General Administrative Services

2...........................................................Toxicology and Vivarium Research & Development Services

3...........................................................Research & Development Support Services

4...........................................................Shared Service Centers

5...........................................................Information Systems

6...........................................................Retail Channel Support & Product Promotion

7...........................................................World Wide Specifications; World Wide Operations

8...........................................................Legal

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
                         TRANSITIONAL SERVICES AGREEMENT

                  This TRANSITIONAL SERVICES AGREEMENT is dated as of __________________ __, 2002, between ALLERGAN, INC., a Delaware corporation ("Allergan"), and ADVANCED MEDICAL OPTICS, INC., a Delaware corporation ("AMO").

                                   ARTICLE 1
                                   DEFINITIONS

                  For the purpose of this Agreement, the following capitalized terms shall have the following meanings. Other capitalized terms defined elsewhere in this Agreement shall have the respective meanings assigned to them at the location of their definition. Capitalized terms used in this Agreement without definition which are defined in the Contribution and Distribution Agreement shall have the meaning ascribed thereto in the Contribution and Distribution Agreement.

                  "Allergan Group" shall the have the meaning set forth in the Contribution and Distribution Agreement.

                  "AMO Group" shall the have the meaning set forth in the Contribution and Distribution Agreement.

                  "Ancillary Agreements" shall the have the meaning set forth in the Contribution and Distribution Agreement.

                  "Confidential Information" shall have the meaning set forth in the Contribution and Distribution Agreement.

                  "Contribution" shall the have the meaning set forth in the Contribution and Distribution Agreement.

                  "Contribution and Distribution Agreement" shall mean that certain Contribution and Distribution Agreement between Allergan and AMO.

                  "Distribution" shall the have the meaning set forth in the Contribution and Distribution Agreement.

                  "Distribution Date" shall have the meaning set forth in the Contribution and Distribution Agreement.

                  "Impracticable" shall have the meaning set forth in Section
3.3.

                  "Person" shall the have the meaning set forth in the Contribution and Distribution Agreement.

                  "Prime Rate" means the rate which The Chase Manhattan Bank (or any successor thereto or other major money center commercial bank agreed to by the parties hereto) announces from time to time as its prime lending rate in the United States, as in effect from time to time.

                  "Service(s)" shall have the meaning set forth in Section 3.1.

                  "Service Provider" means Allergan or a member of the Allergan Group when it is providing a Service to AMO or a member of the AMO Group hereunder in accordance with a Transition Service Schedule, and AMO or a member of the AMO Group when it is providing a Service to Allergan or a member of the Allergan Group hereunder in accordance with a Transition Service Schedule.

                  "Service Recipient" means AMO or a member of the AMO Group when it is receiving a Service from Allergan or a member of the Allergan Group hereunder in accordance with a Transition Service Schedule, and Allergan or a member of the Allergan Group when it is receiving a Service from AMO or a member of the AMO Group hereunder in accordance with a Transition Service Schedule.

                  "Subsidiary" shall have the meaning set forth in the Contribution and Distribution Agreement.

                                   ARTICLE 2
                          TRANSITION SERVICE SCHEDULES

                  This Agreement will govern individual transitional services as requested by AMO and provided by Allergan, the details of which are set forth in the Transition Service Schedules attached to and made a part of this Agreement. This Agreement will also govern individual transitional services as requested by Allergan and provided by AMO, the details of which are set forth in the Transition Service Schedules attached to and made a part of this Agreement. Each Service shall be covered by this Agreement upon execution of a transition service schedule in the form attached hereto (each transition service schedule, a "Transition Service Schedule").

                  For each Service, the parties shall set forth in a Transition Service Schedule substantially in the form of Annex A hereto, among other things, (i) the time period during which the Service will be provided if different from the term of this Agreement determined pursuant to Article 4 hereof; (ii) a summary of the Service to be provided; and (iii) the method for determining the charge, if any, for the Service and any other terms applicable thereto on the Transition Service Schedule. Obligations regarding each Transition Service Schedule shall be effective upon the later of execution of this Agreement or of the applicable Transition Service Schedule. This Agreement and all the Transition Service Schedules shall be defined as the "Agreement" and incorporated herein wherever reference to it is made.

                                   ARTICLE 3.
                                    SERVICES

                  3.1 Services Generally. Except as otherwise provided herein, for the term determined pursuant to Article 4 hereof, Allergan shall provide or cause to be provided to AMO (or AMO shall provide, or cause to be provided to Allergan) the service(s) described in the Transition Service Schedule(s) attached hereto. The service(s) described on a single Transition Service Schedule shall be referred to herein as a "Service." Collectively, the services described on all the Transition Service Schedules shall be referred to herein as "Services."

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                  3.2 Service Boundaries. Except as otherwise provided in a
Transition Service Schedule for a specific service: (i) a Service Provider shall be required to provide the Services only to the extent and only at the locations such Services are being provided by the Service Provider for the Service Recipient immediately prior to the Distribution Date; and (ii) the services will be available only for purposes of conducting the business of the Service Recipient substantially in the manner it was conducted prior to the Distribution Date.

                  3.3 Impracticability. A Service Provider shall not be required to provide any Service to the extent the performance of such Service becomes "Impracticable" as a result of a cause or causes outside the reasonable control of the Service Provider including unfeasible technological requirements, or to the extent the performance of such Services would require the Service Provider to violate any applicable laws, rules or regulations or would result in the breach of any software license or other applicable contract.

                  3.4 Additional Resources. Except as provided in a Transition Service Schedule for a specific service, in providing the Services, a Service Provider shall not be obligated to: (i) hire any additional employees; (ii) maintain the employment of any specific employee; (iii) purchase, lease or license any additional facilities, equipment or software; or (iv) pay any costs related to the transfer or conversion of the Service Recipient's data to the Service Recipient or any alternate supplier of Services.

                                   ARTICLE 4.
                                      TERM

                  The term of this Agreement shall commence on the Distribution Date and shall remain in effect until one (1) year after the Distribution Date (the "Expiration Date"), unless earlier terminated under Article 7. The parties shall be deemed to have extended this Agreement with respect to a specific Service if the Transition Service Schedule for such Service specifies a completion date beyond the aforementioned Expiration Date. The parties may agree on an earlier expiration date respecting a specific Service by specifying such date on the Transition Service Schedule for that Service. Services shall be provided up to and including the date set forth in the applicable Transition Service Schedule, subject to earlier termination as provided herein.

                                   ARTICLE 5.
                                  COMPENSATION

                  5.1 Charges for Services. The Service Recipient shall pay the Service Provider the charges, if any, set forth on the Transition Service Schedules for each of the Services listed therein as adjusted, from time to time, in accordance with the processes and procedures established under Section
5.4 and Section 5.5 hereof. Unless specifically indicated otherwise on a Transition Service Schedule, such fees shall include the direct and indirect costs of providing the Services and shall be calculated by using the same procedures used by Allergan prior to the Distribution Date. If there is any inconsistency between the Transition Service Schedule and this Section 5.1, the terms of the Transition Service Schedule shall govern. The parties also intend for charges to be easy to administer and justify and, therefore, they hereby acknowledge it may be counterproductive to try to recover every cost, charge or expense, particularly those that are insignificant or de minimus. The parties shall use good faith efforts to discuss any situation in which the actual cost for a Service exceeds the charge, if any, set forth on a Transition Service Schedule for a particular Service; provided, however, that the incurrence of charges in excess of any such cost on such Transition Service Schedule shall not justify stopping the provision of, or payment for, Services under this Agreement.

                  5.2 Payment Terms. The Service Provider shall bill the Service Recipient monthly for all charges pursuant to this Agreement. Such bills shall be accompanied by reasonable documentation or other reasonable explanation supporting such charges. The Service Recipient shall pay the Service Provider for all Services provided hereunder within forty-five (45) days after receipt of an invoice therefor. Late payments shall bear interest at the lesser of the Prime Rate plus 2% or the maximum rate allowed by law.

                  5.3 Performance Under Ancillary Agreements. Notwithstanding anything to the contrary contained herein, a Service Recipient shall not be charged under this Agreement for any obligations that are specifically required to be performed under the Contribution and Distribution Agreement or any other Ancillary Agreement and any such other obligations shall be performed and charged for (if applicable) in accordance with the terms of the Contribution and Distribution Agreement or such other Ancillary Agreement.

                  5.4 Error Correction; True-Ups; Accounting. The parties shall agree to develop mutually acceptable reasonable processes and procedures for conducting internal audits and making adjustments to charges as a result of the movement of employees and functions between parties, the discovery of errors or omissions in charges, as well as a true-up of amounts owed. In no event shall such processes and procedures extend beyond two (2) years after completion of a Service.

                  5.5 Pricing Adjustments. If in order to comply with any non-U.S. legal requirement, some of the services provided outside the U.S. need to be performed on a basis other than cost, adjustments shall be made between the parties to make the pricing for such services consistent with the intention of this Agreement.

                                   ARTICLE 6.
                      GENERAL OBLIGATIONS; STANDARD OF CARE

                  6.1 Performance Metrics: Allergan. Subject to Section 3.2,
Section 3.4 and any other terms and conditions of this Agreement, Allergan shall maintain sufficient resources to perform its obligations hereunder. Specific performance metrics for Allergan for a specific Service may be set forth in the corresponding Transition Service Schedule. Where none is set forth, Allergan shall use reasonable efforts to provide Services in accordance with the policies, procedures and practices in effect before the Distribution Date and shall exercise the same care and skill as Allergan exercises in performing similar services for itself. In addition, to the extent within the possession and control of Allergan, Allergan shall provide AMO with information and documentation sufficient for AMO to perform the Services it is obligated to provide hereunder as they were performed before the Distribution Date and shall make available, as reasonably requested by AMO, sufficient resources and timely decisions, approvals and acceptances in order that AMO may accomplish its obligations hereunder in a timely manner.

                  6.2 Performance Metrics: AMO. Subject to Section 3.2, Section
3.4 and any other terms and conditions of this Agreement, AMO shall maintain sufficient resources to perform its obligations hereunder. Specific performance metrics for AMO for a specific Service may be set forth in the corresponding Transition Service Schedule. Where none is set forth, AMO shall use reasonable efforts to provide Services in accordance with Allergan's policies, procedures and practices in effect before the Distribution Date and shall exercise the same care and skill as AMO exercises in performing similar services for itself. In addition, to the extent within the possession and control of AMO, AMO shall provide Allergan with information and documentation sufficient for Allergan to perform the Services it is obligated to provide hereunder as they were performed before the Distribution Date and shall make available, as reasonably requested by Allergan, sufficient resources and timely decisions, approvals and acceptances in order that Allergan may accomplish its obligations hereunder in a timely manner.

                  6.3 Disclaimer of Warranties. NEITHER ALLERGAN NOR AMO MAKES ANY WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO THE SERVICES OR OTHER DELIVERABLES PROVIDED BY IT HEREUNDER.

                  6.4 Transitional Nature of Services; Changes. The parties acknowledge the transitional nature of the Services and that a Service Provider may make changes from time to time in the manner of performing the Services if the Service Provider is making similar changes in performing similar services for itself and if the Service Provider furnishes to the Service Recipient sixty
(60) days written notice regarding such changes.

                  6.5 Responsibility for Errors; Delays. Except in the case of a Service Provider's gross negligence or willful misconduct, a Service Provider's sole responsibility to a Service Recipient:

                           (a) for errors or omissions in Services, shall be to
furnish correct information, payment and/or adjustment in the Services, at no additional cost or expense to the Service Recipient; provided, the Service Recipient must promptly advise the Service Provider of any such error or omission of which it becomes aware after having used reasonable efforts to detect any such errors or omissions in accordance with the standard of care set forth in Section 6.1; and

                           (b) for failure to deliver any service because of
Impracticability, shall be to use reasonable efforts, subject to Section 3.3, to make the Services available and/or to resume performing the Services as promptly as reasonably practicable.

                  6.6 Good Faith Cooperation; Consents. The parties will use good faith efforts to cooperate with each other in all matters relating to the provision and receipt of Services. Such cooperation shall include exchanging information, performing true-ups and adjustments, and obtaining all third party consents, licenses, sublicenses or approvals necessary to permit each party to perform its obligations hereunder (including by way of example, not by way of limitation, rights to use third party software needed for the performance of Services). The costs of obtaining such third party consents, licenses, sublicenses or approvals shall be borne by the

Service Recipient. The parties will maintain in accordance with its standard document retention procedures, documentation supporting the information relevant to cost calculations contained in the Transition Service Schedules and cooperate with each other in making such information available as needed in the event of a tax audit, whether in the United States or any other country.

                  6.7 Alternatives. If a Service Provider reasonably believes it is unable to provide any service because of a failure to obtain necessary consents, licenses, sublicenses or approvals pursuant to Section 6.6 or because of Impracticability, the parties shall cooperate to determine the best alternative approach. Until such alternative approach is found or the problem otherwise resolved to the satisfaction of the parties, the Service Provider shall use reasonable efforts subject to Section 3.3 and Section 3.4, to continue providing the Service. To the extent an agreed upon alternative approach requires payment above and beyond that which is included in the Service Provider's charge for the service in question, the parties shall share equally in making any such payment unless they otherwise agree in writing.

                                   ARTICLE 7.
                                   TERMINATION

                  7.1 Termination. A Service Recipient may terminate this Agreement, either with respect to all or with respect to any one or more of the Services provided to the Service Recipient hereunder, for any reason or for no reason, at any time upon sixty (60) days prior written notice to the Service Provider, unless the specific Transition Service Schedule requires otherwise. In addition, subject to the provisions of Article 14 below, either party may terminate this Agreement with respect to a specific Service if the other party materially breaches a material provision with regard to that particular Service and does not cure such breach (or does not take reasonable steps required under the circumstances to cure such breach going forward) within sixty (60) days after being given notice of the breach; provided, however, that the non-terminating party may request that the parties engage in a dispute resolution negotiation as specified in Article 14 below prior to termination for breach.

                  7.2 Survival. Notwithstanding the foregoing, in the event of any termination with respect to one or more, but less than all Services, this Agreement shall continue in full force and effect with respect to any Services not terminated.

                  7.3 User IDs, Passwords. The parties shall use good faith efforts at the termination or expiration of this Agreement or any specific Service hereto to ensure that all applicable user IDs and passwords are cancelled.

                                   ARTICLE 8.
                        RELATIONSHIP BETWEEN THE PARTIES

                  The relationship between the parties established under this Agreement is that of independent contractors and neither party is an employee, agent, partner, or joint venturer of or with the other. Each Service Provider will be solely responsible for any employment-related taxes, insurance premiums or other employment benefits respecting its personnel's performance of Services under this Agreement. Each Service Recipient agrees to grant the Service Provider personnel access to sites, systems and information (subject to the provisions of confidentiality in

Article 12 below) as necessary for the Service Provider to perform its obligations hereunder. Each Service Provider agrees to cause its personnel to agree to obey any and all security regulations and other published policies of the Service Recipient.

                                   ARTICLE 9.
                                 SUBCONTRACTORS

                  A Service Provider may engage a "Subcontractor" to perform all or any portion of the Service Provider's duties under this Agreement, provided that any such Subcontractor agrees in writing to be bound by confidentiality obligations at least as protective as the terms of Section 7.08 of the Contribution and Distribution Agreement regarding confidentiality, and provided further that the Service Provider remains responsible for the performance of such Subcontractor. As used in this Agreement, "Subcontractor" will mean any individual, partnership, corporation, firm, association, unincorporated organization, joint venture, trust or other entity engaged to perform hereunder.

                                  ARTICLE 10.
                              INTELLECTUAL PROPERTY

                  10.1 Allocation of Rights by Ancillary Agreements. This Agreement and the performance of this Agreement will not affect the ownership of any patent, trademark or copyright or other intellectual property rights allocated in the Ancillary Agreements.

                  10.2 Existing Ownership Rights Unaffected. Neither party will gain, by virtue of this Agreement, any rights of ownership of copyrights, patents, trade secrets, trademarks or any other intellectual property rights owned by the other.

                  10.3 Cross License to Preexisting Works. Allergan grants AMO a non-exclusive, worldwide, royalty-free license to use, copy, and make derivative works of, distribute, display, perform and transmit Allergan's pre-existing copyrighted works or other intellectual property rights solely to the extent necessary to perform its obligations under this Agreement. AMO grants Allergan a non-exclusive, worldwide, royalty-free license to use, copy, and make derivative works of, distribute, display, perform and transmit AMO's pre-existing copyrighted works or other intellectual property rights solely to the extent necessary to perform its obligations under this Agreement.

                                  ARTICLE 11.
                                 NO OBLIGATIONS

                  NEITHER PARTY ASSUMES ANY RESPONSIBILITY OR OBLIGATIONS WHATSOEVER, OTHER THAN THE RESPONSIBILITIES AND OBLIGATIONS EXPRESSLY SET FORTH IN THIS AGREEMENT (INCLUDING THE EXHIBITS AND SCHEDULES HERETO) OR A SEPARATE WRITTEN AGREEMENT BETWEEN THE PARTIES.

                                  ARTICLE 12.
                                 CONFIDENTIALITY

                  The terms of the Confidentiality provision set forth in
Section 7.08 of the Contribution and Distribution Agreement shall apply to any and all Confidential Information disclosed in the course of the parties' interactions under this Agreement.

                                  ARTICLE 13.
                             LIMITATION OF LIABILITY

                  NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR ANY LOST PROFITS, LOSS OF DATA, LOSS OF USE, COST OF COVER, BUSINESS INTERRUPTION OR OTHER SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE OR CONSEQUENTIAL DAMAGES, HOWEVER CAUSED, UNDER ANY THEORY OF LIABILITY, ARISING FROM THE PERFORMANCE OF, OR RELATING TO, THIS AGREEMENT.

                                  ARTICLE 14.
                               DISPUTE RESOLUTION

                  If a dispute, controversy or claim arises under this Agreement it shall be settled in accordance with the provisions of Article VIII of the Contribution and Distribution Agreement.

                                  ARTICLE 15.
                                 MISCELLANEOUS

                  15.1 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

                  15.2 Entire Agreement. This Agreement, the Contribution and Distribution Agreement, the other Ancillary Agreements, the exhibits, schedules and appendices hereto and thereto and the specific agreements contemplated herein or thereby contain the entire agreement between the parties with respect to the subject matter hereof and supersede all previous agreements, negotiations, discussions, writings, understandings, commitments and conversations with respect to such subject matter. No agreements or understandings exist between the parties other than those set forth or referred to herein or therein.

                  15.3 Corporate Power. Allergan represents on behalf of itself and each other member of the Allergan Group, and AMO represents on behalf of itself and each other member of the AMO Group, as follows:

                           (a) each such Person has the requisite corporate or
other power and authority and has taken all corporate or other action necessary in order to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby; and

                           (b) this Agreement has been duly executed and
delivered by it and constitutes a valid and binding agreement of it enforceable in accordance with the terms thereof.

                  15.4 Signatures. Each party hereto acknowledges that it and each other party hereto is executing certain of the Transition Services Schedules by facsimile, stamp or mechanical signature. Each party hereto expressly adopts and confirms each such facsimile, stamp or mechanical signature made in its respective name as if it were a manual signature, agrees that it will not assert that any such signature is not adequate to bind such party to the same extent as if it were signed manually and agrees that at the reasonable request of any other party hereto at any time it will as promptly as reasonably practicable cause each such Transition Services Schedule to be manually executed (any such execution to be as of the date of the initial date thereof).

                  15.5 Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of California irrespective of the choice of laws principles of the State of California, as to all matters, including matters of validity, construction, effect, enforceability, performance and remedies.

                  15.6 Assignability. This Agreement shall be binding upon and inure to the benefit of the parties hereto and thereto, respectively, and their respective successors and assigns; provided, however, that no party hereto or thereto may assign its respective rights or delegate its respective obligations under this Agreement without the express prior written consent of the other parties hereto or thereto.

                  15.7 Third Party Beneficiaries. The provisions of this Agreement are solely for the benefit of the parties hereto and are not intended to confer upon any Person, except the parties hereto, any rights or remedies hereunder. There are no third party beneficiaries of this Agreement, and this Agreement shall not provide any third Person with any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

                  15.8 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, (b) on the first business day following the date of dispatch if delivered by a nationally recognized next-day courier service, (c) on the fifth business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid or (d) if sent by facsimile transmission, when transmitted and receipt is confirmed by telephone. All notices hereunder shall be delivered as follows:

                                    If to Allergan, to:

                                    2525 Dupont Drive
                                    Irvine, CA  92612
                                    Fax:  714-246-6987
                                    Attn: General Counsel

                                    If to AMO to:

                                    ----------------------

                                    ----------------------

                                    ----------------------

                                    Attn: General Counsel

Any party may, by notice to the other party given in the form specified in this
Section 15.8, change the address to which such notices are to be given.

                  15.9 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof or thereof, or the application of such provision to Persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby or thereby, as the case may be, is not affected in any manner adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the parties.

                  15.10 Force Majeure. No party shall be deemed in default of this Agreement to the extent that any delay or failure in the performance of its obligations under this Agreement results from any cause beyond its reasonable control and without its fault or negligence, such as acts of God, acts of civil or military authority, acts of terrorism, embargoes, epidemics, war, riots, insurrections, fires, explosions, earthquakes, floods, unusually severe weather conditions, labor problems or unavailability of parts, or, in the case of computer systems, any failure in electrical or air conditioning equipment. In the event of any such excused delay, the time for performance shall be extended for a period equal to the time lost by reason of the delay.

                  15.11 Headings. The article, section and paragraph headings contained in this Agreement and in the Ancillary Agreements are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement or any Ancillary Agreement.

                  15.12 Survival of Covenants. Except as expressly set forth in any Ancillary Agreement, the covenants, representations and warranties contained in this Agreement, and liability for the breach of any obligations contained herein or therein, shall survive the Distribution Date and shall remain in full force and effect.

                  15.13 Waivers of Default. Waiver by any party of any default by the other party of any provision of this Agreement shall not be deemed a waiver by the waiving party of any subsequent or other default, nor shall it prejudice the rights of the other party.

                  15.14 Amendments. No provisions of this Agreement shall be deemed waived, amended, supplemented or modified by any party, unless such waiver, amendment, supplement or modification is in writing and signed by the authorized representative of the party against whom it is sought to enforce such waiver, amendment, supplement or modification.

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
                  15.15 Interpretation. Words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other genders as the context requires. The terms "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Transition Services Schedules and appendices hereto) and not to any particular provision of this Agreement. The word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless the context otherwise requires or unless otherwise specified. The word "or" shall not be exclusive.

                  IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in duplicate originals by its duly authorized representatives.

ALLERGAN, INC.                           ADVANCED MEDICAL OPTICS, INC.

By:                                      By:
   -----------------------------            ------------------------------------
Name:                                    Name:
     -----------------------------            ----------------------------------
Its:                                     Its:
    -----------------------------            -----------------------------------

Date:                                    Date:
     -----------------------------            ----------------------------------

                                     Annex A

                     FORM OF TRANSITION SERVICE SCHEDULE TO
                         TRANSITIONAL SERVICES AGREEMENT

1.       TRANSITION SERVICE SCHEDULE #:
                                       ----------------------------------

            (To be inserted by responsible individual or department.)

2.       FUNCTIONAL AREA:
                         ------------------------------------------------

3. START/END DATE: The Services start on the Distribution Date (as defined in the Transitional Services Agreement between Allergan, Inc. ("Allergan") and Advanced Medical Optics, Inc. ("AMO") to which this Transition Service Schedule is attached) and end one year following the Distribution Date, unless otherwise indicated below.

            INDICATE BELOW IF OTHER START/END DATE:

            START DATE:
                        ------------------------------------------------------

            END DATE:
                      --------------------------------------------------------

         If Start and End dates vary by service and/or country, please indicate in Paragraph 5 below.

4. SUMMARY OF SERVICES: (Describe the service to be provided in appropriate detail.



--------------------------------------------------------------------------------
                                  SERVICE NAME


--------------------------------------------------------------------------------


5. LIST OF SERVICES TO BE PROVIDED PER COUNTRY AND SITE: (List all the services to be provided at each site. Enter Start Date and End Date if different than Paragraph 3 above.)



--------------------------------------------------------------------------------
      COUNTRY                        SITE                             SERVICE(S)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


7.       ESTIMATED TOTAL COMPENSATION:
                                      ------------------------------------

8. DESCRIBE COST METHODOLOGY AND COST DRIVERS AFFECTING ESTIMATED TOTAL COMPENSATION (Describe on an individual service basis if necessary):

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                  Upon execution of this Transition Service Schedule by both parties, this Transition Service Schedule is hereby deemed incorporated into and made part of that certain Transitional Services Agreement between Allergan, Inc. and Advanced Medical Optics, Inc.

ALLERGAN, INC.                           ADVANCED MEDICAL OPTICS, INC.

By:                                      By:
   -----------------------------            ------------------------------------
Name:                                    Name:
     -----------------------------            ----------------------------------
Its:                                     Its:
    -----------------------------            -----------------------------------

Date:                                    Date:
     -----------------------------            ----------------------------------




                                       2